UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 18, 2017

CHINA SOAR INFORMATION TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55026	47-1722026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Harcourt Road , Bank of America Tower, Suite 1308 Central, Hong Kong		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 401-641-0405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i)	On August 18, 2017, China Soar Information Technology, Inc., (the Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP.

(ii)
The reports of MaloneBailey, LLP on the Company's financial statements as of and for the fiscal years ended July 30, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company's Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal years ended July 30, 2016 and 2015 and through August 18, 2017, there have been no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
The Company has requested that MaloneBailey, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by MaloneBailey, LLP is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

(i)
On August 18, 2017 the Company engaged MorisonCogan, LLP as its new independent registered public accounting firm.  During the two most recent fiscal years and through August 18, 2017, the Company had not consulted with MorisonCogan, LLP regarding any of the following:

(ii)	The application of accounting principles to a specific transaction, either completed or proposed;

(iii)
The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that MorisonCogan, LLP concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iv)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated August 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SOAR INFORMATION TECHNOLOGY, INC.

/s/ Mu Chun Lin
Mu Chun Lin
President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director

Date: August 22, 2017

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